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                                                                  EXHIBIT 10.2.1

                       AMENDMENT TO EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT DATED February 5, 1996 ("the Amendment") is made and entered into this 1st day of February 2001 by and between SeraCare, Inc., a Delaware Corporation (referred herein as the "Corporation") and Barry D. Plost (the "Employee").

WHEREAS, the Corporation previously entered into an employment agreement on February 5, 1996, (the "Employment Agreement");

AND WHEREAS the term of the Employment Agreement was previously extended by the Board of Directors through February 5, 2002;

AND WHEREAS, the Corporation hereby wishes to amend the employment again;

AND WHEREAS the Employee wishes to have the employment agreement amended as specified herein;

Now Therefore, the following extension and amendments are hereby agreed to by both the Corporation and the Employee:

1.   The Term of the agreement has been extended through February 5, 2002.
2. Effective February 1, 2001, the base annual compensation is hereby adjusted to be $300,000 per year plus an auto allowance of $750.00 per month.
3. Employee shall receive 200,000 options with an exercise price of $3.25. Such options shall all have 7 year cliff vesting with accelerated vesting as follows:
          100,000 options will have accelerated vesting over two years beginning with satisfactory achievement of the fiscal year 2002 business plan, half upon achievement of plan, other half 1 year later.

          100,000 options will have accelerated vesting on the following schedule;
               10,000 options will vest immediately at the end of each month that the closing price of the Company's stock is $6.50 or greater for at least 10 trading days during the month.

     All 200,000 options shall be accelerated in the event of a change of control.

All other terms, conditions and provisions of the Employment Agreement shall remain effective throughout the term of this Amendment.

I hereby certify that the above amendment was adopted by unanimous vote of the Board of Directors on January 12, 2001.

                                         Hereby certified

                                         ____________________
                                         Jerry L. Burdick
                                         Corporate Secretary